StoneRidge Funds




Prospectus dated December 29, 2003


StoneRidge Equity Fund
StoneRidge Small Cap Growth Fund
StoneRidge Bond Fund

c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204
(800) 441-6978






























The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.





                                TABLE OF CONTENTS



                                                             PAGE

         StoneRidge Equity Fund.................................1

         StoneRidge Small Cap Growth Fund.......................3

         StoneRidge Bond Fund...................................5

         Fees and Expenses of the Funds.........................8

         How To Buy Shares......................................9

         How To Redeem Shares..................................11

         Determination of Net Asset Value......................13

         Dividends, Distributions and Taxes....................13

         Management of the Funds...............................15

         Financial Highlights..................................17

         Privacy Policy........................................20

         For More Information..........................Back Cover

STONERIDGE EQUITY FUND

INVESTMENT OBJECTIVE

     The  investment   objective  of  the  StoneRidge  Equity  Fund  is  capital
appreciation over the long term.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $2 billion or more) that the Fund's advisor believes will outperform other stocks. In making stock selections, the advisor first uses a proprietary multi-factor screening tool which focuses on earnings, the advisor's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the advisor then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. The Fund will normally invest at least 80% of its assets in equity securities of U.S. companies.

     The Fund may sell a stock if the advisor believes the company's prospects have declined, if the advisor learns negative information about the company's underlying fundamentals, or to rebalance the composition of the Fund's portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

     o MID-CAP COMPANY RISK. The Fund may invest in the common stocks of medium capitalization ("mid-cap") companies, which may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The advisor's assessment of mid-cap companies may prove incorrect, or the prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a mid-cap stock and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

     o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices.

     o PORTFOLIO TURNOVER RISK. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

      THE FUND MAY BE A SUITABLE INVESTMENT FOR:

     o long term investors seeking a Fund with a capital appreciation investment strategy
     o    investors willing to accept price fluctuations in their investment
     o investors who can tolerate the greater risks associated with common stock investments


HOW THE FUND HAS PERFORMED

     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. On January 3, 2003, the Fund acquired all of the assets and liabilities of the StoneRidge Equity Fund, a series of the AmeriPrime Advisors Trust, as part of a tax-free reorganization. The Fund is a continuation of the predecessor fund and, therefore, the bar chart includes changes in the Fund's returns since the inception of the predecessor fund. The table shows how the Fund's (including the predecessor fund's) average annual total returns compare over time to those of a broad-based securities market index.

                                 [CHART OMITTED]
                         STONERIDGE EQUITY YEAR-BY-YEAR
                 TOTAL RETURN AS OF DECEMBER 31ST OF EACH YEAR

          2000 - 2.01%         2001 - -17.46%         2002 - -35.43%

     The Fund's total return for the most recent nine months ended September 30, 2003 was 20.41%.

     During the period shown, the highest return for a quarter was 18.46% (2nd quarter, 2003); and the lowest return was -19.92% (3rd quarter, 2002).



                                                     AVERAGE ANNUAL TOTAL RETURNS
                                               (for the periods ended December 31, 2002)

                                                                                                  Since Inception (October
The Fund                                                                           1 Year                 1, 1999)
                                                                                   ------                 --------
     Return Before Taxes                                                          -35.43%                  -13.18%
     Return After Taxes on Distributions1                                         -35.43%                  -15.07%
     Return After Taxes on Distributions and
     Sale of Fund Shares                                                          -23.15%                   -9.36%
Index (reflects no deductions for fees, expenses and taxes)
      S&P 500 Index                                                               -22.09%                   -9.73%

  1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

STONERIDGE SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

     The investment objective of the StoneRidge Small Cap Growth Fund (formerly the StoneRidge Small Cap Equity Fund) is capital growth over the long term.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common stocks of small capitalization U.S. companies (those with a market capitalization between $100 million and $2 billion) that the Fund's advisor believes will outperform other stocks. In making stock selections, the advisor first uses a proprietary multi-factor screening tool which focuses on earnings, the advisor's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the advisor then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. In addition, it is possible that a significant portion of the Fund's portfolio may be invested in initial public offerings (IPOs). The advisor will select IPOs based on the above-described fundamental characteristics of the companies. The Fund will normally invest at least 80% of its assets in equity securities of small capitalization U.S. companies.

     The Fund may sell a stock if the advisor believes the company's prospects have declined, if the advisor learns negative information about the company's underlying fundamentals or to rebalance the composition of the Fund's portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o SMALL COMPANY RISK. The risks associated with investing in smaller companies include:

          o The earnings and prospects of smaller companies are more volatile than those of larger companies.

          o Smaller companies may experience higher failure rates than do larger companies.

          o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

          o Smaller companies may have limited markets, product lines or financial resources and may lack management depth. These factors could negatively affect the price of the stock and reduce the value of the Fund.

     o IPO RISK. Most IPOs involve a high degree of risk not normally associated with an investment in more seasoned companies.

          o Because most IPOs involve smaller companies, the risk factors described above apply to IPOs.

          o Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

          o Stock prices of IPOs can also be highly unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

          o The IPO market tends to favor certain industry sectors. As a result, the Fund may invest a significant portion of its assets in those favored sectors (such as technology or communications). Companies within a sector may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector could affect the value of all stocks in the Fund's portfolio that are in that sector.

     o LIQUIDITY RISK. Smaller companies are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the advisor would like to sell. The advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

     o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

     o PORTFOLIO TURNOVER RISK. The Fund's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o    The Fund is not a complete investment program.

     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

      THE FUND MAY BE SUITABLE FOR:

o    long term investors seeking a fund with a growth investment strategy
o    investors willing to accept price fluctuations in their investment
o    investors  who  can  tolerate  the  risks   associated  with  common  stock
     investments
o investors willing to accept the greater market price fluctuations of smaller companies

HOW THE FUND HAS PERFORMED


     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. On January 3, 2003, the Fund acquired all of the assets and liabilities of the StoneRidge Small Cap Growth Fund, a series of the AmeriPrime Advisors Trust, as part of a tax-free reorganization. The Fund is a continuation of the predecessor fund and, therefore, the bar chart includes changes in the Fund's returns since the inception of the predecessor fund. The table shows how the Fund's (including the predecessor fund's) average annual total returns compare over time to those of a broad-based securities market index.

                                 [CHART OMITTED]
                    STONERIDGE SMALL CAP GROWTH YEAR-BY-YEAR
                 TOTAL RETURN AS OF DECEMBER 31ST OF EACH YEAR

          2000 - -9.65%        2001 - 0.43%          2002 - -48.78%

     The Fund's total return for the most recent nine months ended September 30, 2003 was 40.45%.

     During the period shown, the highest return for a quarter was 39.28% (4th quarter, 2001); and the lowest return was -28.72% (3rd quarter, 2002).

                                                     AVERAGE ANNUAL TOTAL RETURNS
                                               (for the periods ended December 31, 2002)

                                                                                                  Since Inception (October
THE FUND                                                                          1 Year                  1, 1999)
                                                                                  ------                  --------
     Return Before Taxes                                                          -48.78%                  -12.99%
     Return After Taxes on Distributions1                                         -48.78%                  -15.51%
     Return After Taxes on Distributions and
     Sale of Fund Shares                                                          -31.11%                  -8.48%
INDEX (reflects no deductions for fees, expenses and taxes)
      Russell 2000 Growth Index                                                   -30.26%                  -11.92%

   1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


STONERIDGE BOND FUND

INVESTMENT OBJECTIVE

     The investment objective of the StoneRidge Bond Fund is income consistent with preservation of capital.

PRINCIPAL STRATEGIES

     The Fund invests primarily in a broad range of investment grade fixed income securities. These include bonds, notes, mortgage-backed securities, corporate debt, government securities, municipal securities, and short term obligations, such as commercial paper and repurchase agreements. The Fund's advisor typically selects intermediate term fixed income securities (those with maturities of three to ten years), based on the available yield at various maturity levels. The Fund will normally invest at least 80% if its assets in fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o INTEREST RATE RISK. The value of your investment may decrease when interest rates rise.

o DURATION RISK. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o CREDIT RISK. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o PREPAYMENT AND EXTENSION RISK. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund invests in mortgage-backed securities.

o GOVERNMENT RISK. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.
     Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae are neither issued or guaranteed by the U.S. Government.

o The United States Government's guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by a Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o    The Fund is not a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

      THE FUND MAY BE A SUITABLE INVESTMENT FOR:

     o long term investors seeking a fund with an income and capital preservation strategy
     o investors seeking to diversify their holdings with bonds and other fixed income securities
     o    investors seeking higher potential returns than a money market fund
     o    investors willing to accept price fluctuations in their investments

HOW THE FUND HAS PERFORMED

     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. On January 3, 2003, the Fund acquired all of the assets and liabilities of the StoneRidge Bond Fund, a series of the AmeriPrime Advisors Trust, as part of a tax-free reorganization. The Fund is a continuation of the predecessor fund and, therefore, the bar chart includes changes in the Fund's returns since the inception of the predecessor fund. The table shows how the Fund's (including the predecessor fund's) average annual total returns compare over time to those of a broad-based securities market index.

                                 [CHART OMITTED]
                          STONERIDGE BOND YEAR-BY-YEAR
                   TOTAL RETURN AS OF DECEMBER 31ST EACH YEAR

              2000 - 9.30%        2001 - 7.24%        2002 - 5.33%


     The Fund's total return for the most recent nine months ended September 30, 2003 was 4.52%.

     During the period shown, the highest return for a quarter was 3.50% (4th quarter, 2000); and the lowest return was -0.61% (1st quarter, 2002).


                                                     AVERAGE ANNUAL TOTAL RETURNS
                                               (for the periods ended December 31, 2002)

                                                                                               Since Inception (October 1,
The Fund                                                                         1 Year                    1999)
                                                                                 ------                    -----
     Return Before Taxes                                                          5.33%                    6.95%
     Return After Taxes on Distributions1                                         3.33%                    4.59%
     Return After Taxes on Distributions and
     Sale of Fund Shares                                                          1.13%                    4.40%
Index (reflects no deductions for fees, expenses and taxes)
      Lehman Intermediate Government Credit Index                                 9.82%                    9.10%

    1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


GENERAL

     Each Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

     Although it is not a principal strategy, the Equity Fund may invest in initial public offerings (IPOs). The risks of investing in IPOs are described above in connection with the Small Cap Growth Fund

     The investment objective and strategies of any Fund may be changed without shareholder approval, except that the Equity Fund, the Small Cap Growth Fund and the Bond Fund each may not change its policy of normally investing at least 80% of its assets in equity securities of U.S. companies, equity securities of small capitalization U.S. companies, and fixed income securities, respectively, without shareholder approval.

                         FEES AND EXPENSES OF THE FUNDS

     The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                SMALL CAP
                                                       EQUITY FUND              GROWTH FUND         BOND FUND
SHAREHOLDER FEES                                       -----------              -----------         ---------
(fees paid directly from your investment)
Maximum Sales Charge (Load)                            NONE                     NONE                 NONE
      Imposed on Purchases
Maximum Deferred Sales Charge (Load)                   NONE                     NONE                 NONE
Redemption Fee1                                        2.00%                    2.00%                2.00%

                                                                                SMALL CAP
                                                       EQUITY FUND              GROWTH FUND          BOND FUND
ANNUAL FUND OPERATING EXPENSES                         -----------              -----------          ---------
(expenses that are deducted from Fund assets)
Management Fee                                         0.60%                    1.00 %               0.40%
Distribution and/or Service (12b-1) Fees               NONE                     NONE                 NONE
Other Expenses                                         2.18%                    0.47%                0.49%
Total Annual Fund Operating Expenses                   2.78%                    1.47%                0.89%
Expense Reimbursement2                                 1.88%                    0.22%                0.24%
Net Expenses                                           0.90%                    1.25%                0.65%

  1 If you redeem your shares within 30 days of purchase you will be charged a 2.00% redemption fee. However, if you redeem your shares after the 30-day period there is no redemption fee. Exceptions may be granted to shareholders at the discretion of the advisor. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

  2 The Funds' advisor has contractually agreed to waive fees and/or reimburse expenses through December 31, 2004 to maintain "Net Expenses" (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) as follows:
      Equity Fund, 0.90%; Small Cap Growth Fund, 1.25%; Bond Fund, 0.65%.


EXAMPLE:
--------

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Fund for the time period indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Equity Fund                                 1 year            3 years           5 years          10 years
-----------                                 ------            -------           -------          --------
If you sold your shares
       at the end of the  period              $92               $684             $1,302           $2,972
If you remain in the Fund                     $92               $684             $1,302           $2,972


                                      -8-

Small Cap Growth Fund                       1 year           3 years           5 years          10 years
---------------------                       ------           -------           -------          --------
If you sold your shares
       at the end of the period              $127             $443              $782             $1,739
If you remain in the Fund                    $127             $443              $782             $1,739


Bond Fund                                   1 year            3 years           5 years          10 years
---------                                   ------            -------           -------          --------
If you sold your shares
       at the end of the period               $62              $260              $470             $1,074
If you remain in the Fund                     $62              $260              $470             $1,074



                                HOW TO BUY SHARES

INITIAL PURCHASE

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in each Fund is $1,000. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. A broker may charge transaction fees on the purchase and/or sale of Fund shares.

     BY MAIL - To be in proper form, your initial purchase request must include:

     o a completed and signed investment application form which accompanies this Prospectus;
     o    a check made payable to the appropriate Fund; and
     o    the initial check should have the same address as the application

Mail the completed application and check to:

U.S. Mail:        StoneRidge Funds                            Overnight:        StoneRidge Funds
                  c/o Unified Fund Services, Inc.                               c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                                 431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                             Indianapolis, Indiana  46204

     BY WIRE - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at (800) 441-6978 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         Huntington Bank, N.A.
         ABA #044000024
         Attn: StoneRidge Funds
         D.D.A.#  01892204709
         Account Name ________________   (write in shareholder name)
         For the Account # ___________   (write in account number)

     You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

     You may purchase additional shares of any Fund (subject to a minimum $100) by mail, wire or automatic investment. Each additional mail purchase request must contain:

     o    your name
     o    the name of your account(s),
     o    your account number(s),
     o    the name of the Fund
     o    a check made payable to the Fund

Checks should be sent to the StoneRidge Funds at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. The minimum initial investment is $1,000. Subsequent investments of $100 or more may be made monthly to allow dollar-cost averaging. You can have these funds automatically deducted from your checking account. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees at (800) 441-6978.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and the transfer agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in a Fund at no charge by mail. Your request must be in proper form and should be addressed to:

U.S. Mail:        StoneRidge Funds                          Overnight:        StoneRidge Funds
                  c/o Unified Fund Services, Inc.                             c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                               431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                           Indianapolis, Indiana  46204

     "Proper form" means your request for a redemption must include:

     o    the Fund name and account number,
     o    account name(s) and address,
     o    the dollar amount or number of shares you wish to redeem.

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(800) 441-6978 if you have questions. At the discretion of the Funds or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in a Fund by calling the transfer agent at (800) 441-6978. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent, and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Funds may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

     EARLY REDEMPTION FEE - The Funds charge a redemption fee of 2.00% of the current net asset value of shares redeemed if the shares are owned 30 days or less. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they were purchased. The Funds reserve the right to modify the terms of or terminate the fee at any time. The fee is waived for:

     o an account registered as either an IRA or a tax-qualified retirement plan on the books of the Funds' transfer agent or on the books of certain other third parties that are authorized agents of the Funds; and
     o    shares   purchased   with   reinvested   capital   gain  or   dividend
          distributions.

     If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Funds' transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Funds to determine if the fee waiver is available. Exceptions may be granted to shareholders at the discretion of the investment advisor.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption, please call the transfer agent at (800) 441-6978. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value by the advisor according to procedures established by the Board of Trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The StoneRidge Equity Fund and Small Cap Growth Fund typically distribute substantially all of their net investment income in the form of dividends to its shareholders annually. The StoneRidge Bond Fund typically declares substantially all of its net investment income as dividends to its shareholders on a monthly basis and pays such dividends monthly. Each Fund typically distributes its net long term capital gains and its net short term capital gains annually. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.

TAXES

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

     Investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed in the chart below. Dividends normally will be distributed by the Funds on an annual basis.

     The Funds will distribute net capital gains to their shareholders normally once a year. Capital gains are generated when the Funds sells their assets for a profit. Capital gains are taxed differently depending on how long the Funds have held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds' shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

TYPE OF TRANSACTION                                          TAX STATUS
-------------------                                          ----------

Qualified dividend income                                     Generally maximum 15% on non-corporate
                                                              taxpayers

Net short-term capital gain distributions                     Ordinary income rate

Net long-term capital gain distributions                      Generally maximum 15% on non-corporate
                                                              taxpayers*

Sales of shares
(including redemptions) owned                                 Gains taxed at generally maximum 15%
more than one year                                            on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                 Gains are taxed at the same rate as ordinary
for one year or less                                          income; losses are subject to special rules

                   *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUNDS

     StoneRidge Investment Partners, LLC, 7 Great Valley Parkway, Suite 290, Malvern, PA 19355, serves as investment advisor to the Funds. In this capacity, StoneRidge Investment Partners is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. StoneRidge Investment Partners was formed in 1999. For the fiscal year ended August 31, 2003, the advisor received an annual fee from the Funds (based on average daily net assets) as follows: Equity Fund, 0.60%; Small Cap Growth Fund, 1.00%; Bond Fund, 0.40%.

     A team of investment professionals is responsible for the day-to-day management of the Bond Fund, Equity Fund and the Small Cap Growth Fund. This team is comprised of the following individuals:

JOSEPH E. STOCKE, CFA Mr. Stocke, a managing director and co-founder of the advisor, was Chief Investment Officer and head of equity investment at Meridian Investment Company. Mr. Stocke has over 20 years of investment experience and was with Meridian from 1983 to 1999.

PHILIP H. BROWN II, CFA Mr. Brown is a managing director and co-founder of the advisor. Mr. Brown was President of Meridian Investment Company where he also served as an equity portfolio manager. He was with Meridian from 1983 to 1999 and has over 32 years of investment experience.

LESTER RICH, CFA Mr. Rich, a managing director and co-founder of the advisor, was an equity portfolio manager at Meridian Investment Company. Mr. Rich has over 18 years of investment experience and was with Meridian from 1990 until 1999.

DANIEL H. COOK Mr. Cook, a managing director and co-founder of the advisor, was an equity portfolio manager at Meridian Investment Company. Mr. Cook was with Meridian from 1986 to 1999 and has over 17 years of investment experience.

KAREN L. BASHORE Ms. Bashore is a member of the equity portfolio management team at the advisor and served in the same capacity at Meridian Investment Company. Ms. Bashore was with Meridian from 1986 to 1999 and has over 15 years of investment experience.

DAVID M. KILLIAN Mr. Killian is responsible for the day-to-day management of the Bond Fund. Prior to joining the advisor in 1999, he was Vice President and fixed income portfolio manager for First Union National Bank, where he managed nearly $1 billion for individual clients. Mr. Killian joined First Union in 1993 and has 10 years of investment experience.

DAVID J. RAMAGE Mr. Ramage is a senior equity analyst with the equity portfolio management team at the advisor. He was the enior analyst with Emerald Asset
Management and a Principal with Emeral Venture Capital. Mr. Ramage was with Emerald from 2000 to 2002 and has over 10 years of investment experience.


                              FINANCIAL HIGHLIGHTS

     The following tables are intended to help you better understand the financial performance of the Funds (including the predecessor funds) since their inception. Certain information reflects financial results for a single share of these predecessor funds. The total returns represent the rate you would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. Financial information for the periods ended August 31, 2000, 2001, 2002 and 2003 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Funds' financial statements, are included in the Funds' annual report, which is available from the Funds upon request.

                                                                                   StoneRidge
                                                                                    Bond Fund
                                                           ------------------------------------------------------------
                                                               Year         Year         Year       For the Period
                                                              Ended         Ended        Ended          Ended
                                                             8/31/03       8/31/02      8/31/01        8/31/00     (a)
                                                           ---------------------------------------------------------

       Selected Per Share Data
                                                            $  10.06      $  10.47      $  9.98       $  10.00
       Net asset value, beginning of period
                                                           ---------------------------------------------------------
       Income from investment operations

         Net investment income (loss)                           0.44          0.53         0.60           0.52

         Net realized and unrealized gain (loss)                0.18         (0.32)        0.48          (0.02)
                                                           ---------------------------------------------------------
       Total from investment operations                         0.62          0.21         1.08           0.50
                                                           ---------------------------------------------------------
       Less Distributions to Shareholders:
         From net investment income                            (0.44)        (0.53)       (0.59)         (0.52)
         From net realized gain                                 0.00         (0.09)        0.00           0.00
                                                           ---------------------------------------------------------
       Total distributions                                     (0.44)        (0.62)       (0.59)         (0.52)
                                                           ---------------------------------------------------------

        Net asset value, end of period                     $   10.24       $ 10.06     $  10.47       $   9.98

                                                           =========================================================
       Total Return                                             6.22%         2.00%       11.16%          5.21%(b)

       Ratios and Supplemental Data
                                                            $  23,007      $23,187     $ 21,815       $ 18,852
       Net assets, end of period (000)
       Ratio of expenses to average net assets                  0.65%         0.65%        0.65%          0.65%(c)
       Ratio of expenses to average net assets
          before waiver & reimbursement                         0.89%         0.89%        0.91%          0.93%(c)
       Ratio of net investment income to
          average net assets                                    4.25%         5.11%        5.85%          5.88%(c)
       Ratio of net investment income to
          average net assets before waiver & reimbursement      4.02%         4.88%        5.60%          5.59%(c)
       Portfolio turnover rate                                237.17%        63.00%       66.33%        137.78%

(a) For the period October 13, 1999 (Commencement of Operations) to August 31, 2000.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.



                                                                                   StoneRidge
                                                                                   Equity Fund
                                                           ------------------------------------------------------------
                                                               Year         Year         Year       For the Period
                                                              Ended        Ended         Ended          Ended
                                                             8/31/03      8/31/02       8/31/01        8/31/00     (a)
                                                           ---------------------------------------------------------
       Selected Per Share Data
       Net asset value, beginning of period                $    4.64    $    7.48     $  13.68        $  10.00
                                                           ---------------------------------------------------------
       Income from investment operations
        Net investment income (loss)                            0.02         0.02         0.01            0.03
        Net realized and unrealized gain (loss)                 0.72        (2.50)       (3.10)           3.66
                                                          ---------------------------------------------------------

       Total from investment operations                         0.74        (2.48)       (3.09)           3.69
                                                           ---------------------------------------------------------
       Less Distributions to Shareholders:
         From net investment income                             0.00        (0.01)       (0.03)          (0.01)
         From net realized gain                                 0.00        (0.35)       (3.08)           0.00
                                                           ---------------------------------------------------------
       Total distributions                                      0.00        (0.36)       (0.01)          (3.11)
                                                           ---------------------------------------------------------
        Net asset value, end of period                     $    5.38    $    4.64    $    7.48       $   13.68
                                                           =========================================================
      Total Return                                             15.95%      (34.63)%     (25.80)%         36.93%(b)

       Ratios and Supplemental Data
       Net assets, end of period (000)                     $   8,007    $   3,318    $   4,809       $   5,813
       Ratio of expenses to average net assets                  0.90%        0.90%        0.90%           0.90%(c)
       Ratio of expenses to average net assets
          before waiver & reimbursement                         2.78%        2.73%        2.39%           2.44%(c)
       Ratio of net investment income to
          average net assets                                    0.51%        0.26%        0.10%           0.26%(c)
       Ratio of net investment income to
           average net assets before waiver & reimbursement     (1.37)%      (1.56)%      (1.38)%         (1.28)%(c)
       Portfolio turnover rate                                122.29%       51.64%      105.93%         127.80%

(a) For the period October 1, 1999 (Commencement of Operations) to August
    31, 2000.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.



                                                                                   StoneRidge
                                                                              Small Cap Growth Fund
                                                           ------------------------------------------------------------
                                                               Year         Year         Year       For the Period
                                                               Ended        Ended        Ended          Ended
                                                              8/31/03     08/31/02     08/31/01        8/31/00     (a)
                                                           ---------------------------------------------------------
       Selected Per Share Data
       Net asset value, beginning of period                $     3.76   $     6.07   $    17.01      $   10.00
                                                           ---------------------------------------------------------
       Income from investment operations
         Net investment income (loss)                           (0.04)       (0.05)       (0.07)         (0.09)
         Net realized and unrealized gain (loss)                 1.35        (2.26)       (5.57)          7.24
                                                           ---------------------------------------------------------
       Total from investment operations                          1.31        (2.31)       (5.64)          7.15
                                                           ---------------------------------------------------------
       Less Distributions to Shareholders:
         From net investment income                              0.00         0.00         0.00          (0.01)
         From net realized gain                                  0.00         0.00        (5.30)         (0.13)
                                                           ---------------------------------------------------------
       Total distributions                                       0.00         0.00        (5.30)         (0.14)
                                                           ---------------------------------------------------------
       Net asset value, end of period                      $     5.07    $    3.76    $    6.07      $   17.01
                                                           =========================================================

       Total Return                                             34.84%      (38.06)%     (36.96)%        71.94%(b)

       Ratios and Supplemental Data
       Net assets, end of period (000)                     $   33,176    $  23,090    $  20,782      $  19,047
       Ratio of expenses to average net assets                   1.25%        1.25%        1.25%          1.25%(c)
       Ratio of expenses to average net assets
          before waiver & reimbursement                          1.47%        1.52%        1.53%          1.78%(c)
       Ratio of net investment income to
          average net assets                                    (0.97)%      (1.00)%      (0.91)%        (0.70)%(c)
       Ratio of net investment income to
          average net assets before waiver & reimbursement      (1.19)%      (1.27)%      (1.19)%        (1.23)%(c)
       Portfolio turnover rate                                 105.64%       71.97%      146.06%        233.01%

(a) For the period October 1, 1999 (Commencement of Operations) to August
    31, 2000.
(b) For periods of less than a full year, total return is not annualized.
(c) Annualized.

                                 PRIVACY POLICY

     The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

     o Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              For More Information

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions and investment strategies that significantly affected the Funds' performance results as of the Funds' latest semi-annual or annual fiscal year end.

     Call the Funds at (800) 441-6978 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.













Investment Company Act #811-21237

                                  Back Cover

                              Unified Series Trust

                             StoneRidge Equity Fund
                        StoneRidge Small Cap Growth Fund
                              StoneRidge Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 December 29, 2003
                              As amended June 18, 2004

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the StoneRidge Funds' Prospectus dated December 29, 2003. This SAI incorporates by reference the StoneRidge Family of Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003. A free copy of the Prospectus or annual report can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling (800) 441-6978.

TABLE OF CONTENTS                                                          PAGE

DESCRIPTION OF THE TRUST AND THE FUNDS........................................2
--------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........4
-----------------------------------------------------------------------

INVESTMENT LIMITATIONS........................................................8
----------------------

THE INVESTMENT ADVISOR.......................................................10
----------------------

TRUSTEES AND OFFICERS........................................................13
---------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16
------------------------------------

PROXY VOTING POLICY..........................................................18
-------------------

DETERMINATION OF SHARE PRICE.................................................18
----------------------------

REDEMPTION IN-KIND...........................................................20
------------------

ADDITIONAL TAX INFORMATION...................................................20
--------------------------

INVESTMENT PERFORMANCE.......................................................20
----------------------

Status and Taxation of the Fund..............................................23
-------------------------------

CUSTODIAN....................................................................25
---------

FUND SERVICES................................................................25
-------------

ACCOUNTANTS..................................................................26
-----------

DISTRIBUTOR..................................................................26
-----------

FINANCIAL STATEMENTS.........................................................27
--------------------

DESCRIPTION OF THE TRUST AND THE FUNDS

     The StoneRidge Equity Fund ("Equity Fund"), StoneRidge Small Cap Growth Fund ("Small Cap Fund") and StoneRidge Bond Fund ("Bond Fund") (each a "Fund" or collectively, the "Funds") were organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to each Fund is StoneRidge Investment Partners, LLC (the "Advisor"). The predecessor funds of the StoneRidge Equity Fund, the StoneRidge Small Cap Growth Fund and the StoneRidge Bond Fund commenced operations on October 1, 1999, October 1, 1999, and October 13, 1999, respectively.

     On January 3, 2003, each of the Funds entered into a tax-free reorganization. In this reorganization, the StoneRidge Equity Fund acquired all of the assets and liabilities of the StoneRidge Equity Fund, a series of the AmeriPrime Advisors Trust (the "Equity Predecessor Fund"). The StoneRidge Small Cap Growth Fund acquired all of the assets and liabilities of another series of the AmeriPrime Advisors Trust, the StoneRidge Small Cap Growth Fund ("Small Cap Predecessor Fund") in the reorganization. In addition, the StoneRidge Bond Fund acquired all of the assets and liabilities of an additional series of AmeriPrime Advisors Trust called the StoneRidge Bond Fund (the "Bond Predecessor Fund"). Each of the predecessor funds are referred to collectively as the "Predecessor Funds."

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of December 15, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Equity Fund: First Union National Bank TTEE, 1525 West WT Harris Blvd. CHG NC-1151, Charlotte, NC 28288-1151 - 74.08%; REHO Co., P.O. Box 1377, Buffalo, NY 14240 - 11.08%

     As of December 15, 2003, First Union National Bank may be deemed to control the Equity Fund as a result of its beneficial ownership of the shares of the Equity Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 15, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Small Cap Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104 - 34.96%; Carey & Co., 7 Easton Oval, Columbus, OH 43219 - 21.37%; First Union National Bank TTEE, 1525 West WT Harris Blvd. CHG NC-1151, Charlotte, NC 28288-1151 - 11.08%; State Street Bank & Trust Co., 125 Sunnynoll Court Ste. 200, Winston, Salem, NC 27106
- 7.19%; Community Foundation, P.O. Box 94871, Cleveland, OH 44101 - 5.52%.

     As of December 15, 2003, Charles Schwab & Co. may be deemed to control the Small Cap Fund as a result of its beneficial ownership of the shares of the Small Cap Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 15, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Bond Fund: First Union National Bank TTEE, 1525 West WT Harris Blvd. CHG NC-1151, Charlotte, NC 28288-1151 - 98.43%.

     As of December 15, 2003, First Union National Bank may be deemed to control the Bond Fund as a result of its beneficial ownership of the shares of the Bond Fund. As a controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of December 15, 2003, the officers and trustees of the Trust as a group may be deemed to beneficially own less than 1% of each of the Equity Fund, Small Cap Fund and Bond Fund.

     For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus and "Determination of Share Price" in this Statement of Additional Information.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

     A.  EQUITY  SECURITIES.  Equity  securities  are common  stocks,  preferred
         ------------------
stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADRs"), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

     B.  CORPORATE  DEBT  SECURITIES.  Each Fund may  invest in  corporate  debt
         ---------------------------
securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     C. MUNICIPAL SECURITIES.  The Bond Fund may invest in municipal securities.
        --------------------
These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Growth Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

     D. U.S. GOVERNMENT SECURITIES.  U.S. government securities may be backed by
        --------------------------
the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     E.  MORTGAGE-BACKED  SECURITIES.  Mortgage-backed  securities  represent an
         ---------------------------
interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.
Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Bond Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Bond Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Bond Fund at lower rates of return.

     F. COLLATERALIZED  MORTGAGE OBLIGATIONS (CMOs). The Bond Fund may invest in
        -------------------------------------------
CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     G.  ZERO  COUPON  AND PAY IN KIND  BONDS.  Corporate  debt  securities  and
        -------------------------------------
municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

     H. FINANCIAL  SERVICE  INDUSTRY  OBLIGATIONS.  Financial  service  industry
        -----------------------------------------
obligations include among others, the following:

          (1)  Certificates  of Deposit.  Certificates of deposit are negotiable
               ------------------------
     certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2)  Time  Deposits.   Time  deposits  are   non-negotiable   deposits
               --------------
     maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

          (3) Bankers' Acceptances.  Bankers' acceptances are credit instruments
              --------------------
     evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I.  ASSET-BACKED  AND   RECEIVABLE-BACKED   SECURITIES.   Asset-backed  and
         --------------------------------------------------
receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

     J. LOANS OF  PORTFOLIO  SECURITIES.  Each Fund may make short and long term
        -------------------------------
loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

     K. FOREIGN SECURITIES. The Equity Fund and Small Cap Growth Fund may invest
        ------------------
in foreign equity securities through the purchase of American Depositary Receipts. American Depositary Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Bond Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Advisor to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

     L.  REPURCHASE  AGREEMENTS.  Each Fund may invest in repurchase  agreements
         ----------------------
fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

     M. PORTFOLIO  TURNOVER.  A Fund's portfolio turnover rate is the percentage
        -------------------
of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. The turnover rates for the Equity Fund and the Small Cap Growth Fund increased for the fiscal year ended August 31, 2003 as compared to the rates for the prior fiscal year, which were unusually low. These Funds' 2003 turnover rates are consistent with their historical rates, which have generally been in the range of 75% to 150%, as these Funds are actively managed. The Bond Fund's turnover rate increased materially during the latest fiscal year due to active management of the portfolio during a period of highly volatile interest rates. For example, the Bond Fund's portfolio was positioned in a defensive posture during the early portion of the fiscal year and as interest rates rose, maturities were extended to take advantage of the more attractive yields.


INVESTMENT LIMITATIONS

     FUNDAMENTAL.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1.  Borrowing  Money.  The Funds will not borrow  money,  except (a) from a
         ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

     2. Senior  Securities.  The Funds will not issue  senior  securities.  This
        ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Funds will not  purchase  or sell real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Funds will not  purchase or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Funds will not make loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration.  No Fund will invest 25% or more of its total assets in a
        -------------
particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. No Fund will invest in the securities of any issuer if,
        ---------------
immediately after such investment, less than 75% of the total assets of such Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL.  The following  limitations have been adopted by the Trust
     ---------------
with   respect   to  each  Fund  and  are   Non-Fundamental   (see   "Investment
Limitations-Fundamental" above).

     1.  Pledging.  The Funds will not mortgage,  pledge,  hypothecate or in any
         --------
manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.   No  Fund  will  purchase  any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin  Purchases.  No Fund will  purchase  securities  or  evidences of
        -----------------
interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4.  Options.  The Funds will not purchase or sell puts,  calls,  options or
         -------
straddles.

     5. Illiquid Investments.  The Funds will not invest purchase securities for
        --------------------
which there are legal or contractual restrictions on resale and other illiquid securities.

     6. Name Rule. Normally,  the Equity Fund, Small Cap Fund and Bond Fund will
        ---------
invest at least 80% of their assets in equity securities of U.S. companies, equity securities of small capitalization U.S. companies, and fixed income securities, respectively. This policy may not be changed without at least 60 days written notice to shareholders.

THE INVESTMENT ADVISOR

     The Advisor is StoneRidge Investment Partners, L.L.C., 7 Great Valley Parkway, Suite 290, Malvern, PA 19355. Joseph E. Stocke, CFA, Philip H. Brown II, CFA, Lester Rich, CFA, Daniel H. Cook, and Christopher Thorsheim are the controlling members of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: StoneRidge Equity Fund, 0.60%; StoneRidge Small Cap Growth Fund, 1.00%; StoneRidge Bond Fund, 0.40%. The Advisor has contractually agreed to waive fees and/or reimburse expenses through December 31, 2004 to maintain each Fund's total operating expenses (excluding brokerage costs; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes, and extraordinary expenses) as follows: Equity Fund, 0.90%; Small Cap Growth Fund, 1.25 %; Bond Fund, 0.65%.

     The following table describes the advisory fees paid to the Advisor by the Predecessor Funds for the last three fiscal periods.

================================== ============================== ============================== ===============================
                                         Fiscal Year Ended              Fiscal Year Ended              Fiscal Year Ended
        Predecessor Fund                  August 31, 2001                August 31, 2002                August 31, 2003
---------------------------------- ------------------------------ ------------------------------ -------------------------------
---------------------------------- ------------------------------ ------------------------------ -------------------------------
Equity Fund 1                                $ 30,955                       $ 25,396                        $27,355
---------------------------------- ------------------------------ ------------------------------ -------------------------------
---------------------------------- ------------------------------ ------------------------------ -------------------------------
Small Cap Growth Fund 1                      $211,753                       $243,136                        $242,378
---------------------------------- ------------------------------ ------------------------------ -------------------------------
---------------------------------- ------------------------------ ------------------------------ -------------------------------
Bond Fund 2                                  $ 80,875                       $ 90,629                        $ 97,445
================================== ============================== ============================== ===============================
1 Commenced operations October 1, 1999.
2 Commenced operations October 13, 1999.

EQUITY FUND
-----------

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Advisor provide the Board with copies of the Advisor's most recent financial statements, a description of the Advisor's business and any personnel changes, a description of the compensation received by the Advisor from the Equity Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Equity Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The materials prepared by the Advisor were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Equity Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Equity Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse expenses to maintain the Fund's total annual operating expenses (excluding brokerage cost, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes, and extraordinary expenses) at 0.90% of its average daily net assets. The Trustees reviewed the Equity Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Equity Predecessor Fund had not had any problems with the Advisor. He noted that the Equity Predecessor Fund had underperformed the S&P 500 for the one-year period, but that the Equity Predecessor Fund had outperformed the S&P 500 (before taxes) since its inception (October 1, 1999).

SMALL CAP FUND
--------------

     The Agreement was approved by the Trustees, including a majority of the Independent Trustees at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Advisor provide the Board with copies of the Advisor's most recent financial statements, a description of the Advisor's business and any personnel changes, a description of the compensation received by the Advisor from the Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Small Cap Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The materials prepared by the Advisor were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Small Cap Predecessor Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Small Cap Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse the expenses to maintain the Fund's total annual operating expenses at 1.25% of its average daily net assets. The Trustees reviewed the Small Cap Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Small Cap Predecessor Fund had not had any problems with the Advisor. He noted that the Small Cap Predecessor Fund had substantially outperformed the NASDAQ for the three-year period ended November 30, 2002, -16.8% versus the NASDAQ's -23% return.

BOND FUND
---------

     The Agreement was approved by the Trustees, including a majority of the Independent Trustees at an in-person meeting held on December 18, 2002.

     The Trust's Board of Trustees considered the factors described below prior to approving the Agreement. On behalf of the Board, legal counsel to the Trust requested that the Advisor provide the Board with copies of the Advisor's most recent financial statements, a description of the Advisor's business and any personnel changes, a description of the compensation received by the Advisor from the Bond Predecessor Fund, as compared to advisory fees paid by the Advisor's other advisory clients, a comparison of the Bond Predecessor Fund's total expenses to the expenses incurred by comparable mutual funds, information relating to the Advisor's policies and procedures regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The materials prepared by the Advisor were provided to the Trustees in advance of the meeting. The Trustees also were provided in advance of the meeting with the Bond Predecessor

Fund's year-by-year total returns for each fiscal year since inception and the year-to-date return as of September 30, 2002, and the Predecessor Fund's annual total returns for the one, five and ten years ended December 31, 2001, to the extent available, as compared to an appropriate broad-based securities index.

     At the meeting, counsel to the Trust reviewed the fee proposed to be paid to the Advisor and the Advisor's agreement to waive fees and/or reimburse expenses to maintain the Fund's total annual operating expenses (excluding brokerage cost, borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes, and extraordinary expenses) at 0.65% of its average daily net assets. The Trustees reviewed the Bond Predecessor Fund's performance for the three years, one year and one month ended November 30, 2002. Mr. Hippenstiel, an Independent Trustee, noted that the Advisor is owned by a financially stable group, and that the Bond Predecessor Fund had not had any problems with the Advisor. He noted that the Bond Predecessor Fund had underperformed the Lehman Intermediate Government Credit Index for the one-year period ended November 30, 2002, 6.5% v. 9.3% for the index.

     As a result of their considerations, the Trustees determined that each proposed Agreement was in the best interests of the applicable Fund and its shareholders.

     The Advisor retains the right to use the name "StoneRidge" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "StoneRidge" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------- ---------------------------------------- -------------------- -------------------------------
                            Position(s) Held with the Fund Complex*    Length of Time      Number of Portfolios in Fund
                                                                           Served          Complex* Overseen by Trustee
Name, Age and Address
--------------------------- ---------------------------------------- -------------------- -------------------------------
--------------------------- ---------------------------------------- -------------------- -------------------------------
Gary E. Hippenstiel                         Trustee                  Since inception of                 28
431 N. Pennsylvania St.                                                   the Trust
Indianapolis, IN 46204


Year of Birth:  1947
--------------------------- ---------------------------------------- -------------------- -------------------------------

                                      -13-




-------------------------------------------------------------------- ----------------------------------------------------
             Principal Occupations During Past 5 Years                       Other Directorships Held by Trustee
-------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------- ----------------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trustee,
AmeriPrime Advisors Trust, July 2002 to Trust Company since 1992. President and
Director of Heritage Trust present; Trustee, AmeriPrime Funds, since 1995;
Company from 1994-1996; Vice President and Manager of Investments Trustee, CCMI
Funds since 2003; Trustee, Access of Kanaly Trust Company from 1988 to 1992.
Variable Insurance Trust since 2003.
-------------------------------------------------------------------- ----------------------------------------------------
--------------------------- ---------------------------------------- -------------------- -------------------------------
                            Position(s) Held with the Fund Complex* Length of
Time Number of Portfolios in
  Name, Age and Address                                                    Served                 Fund Complex*
                                                                                               Overseen by Trustee
--------------------------- ---------------------------------------- -------------------- -------------------------------
--------------------------- ---------------------------------------- -------------------- -------------------------------
Stephen A. Little                           Trustee                  Since inception of                 28
431 N. Pennsylvania St.                                                   the Trust
Indianapolis, IN 46204


Year of Birth:  1946
--------------------------- ---------------------------------------- -------------------- -------------------------------
-------------------------------------------------------------------- ----------------------------------------------------
             Principal Occupations During Past 5 Years                       Other Directorships Held by Trustee
-------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------- ----------------------------------------------------
President and founder, The Rose, Inc., a registered investment        Trustee, AmeriPrime Advisors Trust, July 2002 to
advisor, since April 1993.                                             present; Trustee, AmeriPrime Funds, since 1995;

Trustee, CCMI Funds since 2003.
-------------------------------------------------------------------- ----------------------------------------------------
--------------------------- ---------------------------------------- -------------------- -------------------------------
                            Position(s) Held with the Fund Complex* Number of
Portfolios in Fund
  Name, Age and Address                                                Length of Time      Complex* Overseen by Trustee
                                                                           Served
--------------------------- ---------------------------------------- -------------------- -------------------------------
--------------------------- ---------------------------------------- -------------------- -------------------------------
Daniel Condon                               Trustee                        Trustee                      28
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1950
--------------------------- ---------------------------------------- -------------------- -------------------------------
-------------------------------------------------------------------- ----------------------------------------------------
             Principal Occupations During Past 5 Years                       Other Directorships Held by Trustee
-------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------- ----------------------------------------------------
Vice President and General Manager, International Crankshaft Inc., Trustee,
AmeriPrime Advisors Trust, July 2002 to an automotive equipment manufacturing company, 1990 to present; present; Trustee, AmeriPrime Funds, since 1995;
Trustee, The Unified Funds, from 1994 to 2002; Trustee, Star Trustee, CCMI Funds since 2003. Select Funds, a REIT mutual fund, from 1997 to 2000.
-------------------------------------------------------------------- ----------------------------------------------------
* The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Valuation Committee has not met since the Trust's inception in December 2002.

     The Trust's audit committee consists of Mr. Little, Mr. Condon, and Mr. Hippenstiel. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee has met four times since the Trust's inception in December 2002.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

----------------------------- -------------------------------------- ------------------------------- ----------------------
                                                                                                     Number of Portfolios
   Name, Age and Address         Position(s) Held with the Fund          Length of Time Served         in Fund Complex*
                                            Complex*                                                  Overseen by Trustee
----------------------------- -------------------------------------- ------------------------------- ----------------------
----------------------------- -------------------------------------- ------------------------------- ----------------------
Timothy Ashburn**               Trustee, President, and Assistant     President since inception             28
431 N. Pennsylvania St.         Secretary                             of the Trust. Secretary from
Indianapolis, IN 46204                                                December 2002 to December 2003.
                                                                      Assistant Secretary since
                                                                      December 2003.
Year of Birth: 1950
----------------------------- -------------------------------------- ------------------------------- ----------------------
             Principal Occupations During Past 5 Years                        Other Directorships Held by Trustee
-------------------------------------------------------------------- ------------------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------
Chairman of Unified Financial Services, Inc. since 1989 and Chief      Chairman, Unified Financial Services, Inc. since
Executive Officer from 1989 to 1992 and 1994 to April 2002;            1989. Director, Unified Financial Securities, Inc.
President of Unified Financial Services from November 1997 to          since 1990, Director, Unified Fund Services, Inc.
April 2000.                                                            since November 2002. Trustee, AmeriPrime Advisors
                                                                       Trust, July 2002 to present; Trustee, AmeriPrime
                                                                       Funds, since 1995; Trustee, CCMI Funds since 2003.
-------------------------------------------------------------------- ------------------------------------------------------
----------------------------- -------------------------------------- ------------------------------- ----------------------
                                                                                                     Number of Portfolios
   Name, Age and Address         Position(s) Held with the Fund          Length of Time Served         in Fund Complex*
                                            Complex*                                                  Overseen by Trustee
----------------------------- -------------------------------------- ------------------------------- ----------------------
----------------------------- -------------------------------------- ------------------------------- ----------------------
Ronald C. Tritschler***                      Trustee                  Since inception of the Trust            28
431 N. Pennsylvania St.
Indianapolis, IN 46204


Year of Birth:  1952
----------------------------- -------------------------------------- ------------------------------- ----------------------
-------------------------------------------------------------------- ------------------------------------------------------
             Principal Occupations During Past 5 Years                        Other Directorships Held by Trustee
-------------------------------------------------------------------- ------------------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb        Trustee, AmeriPrime Advisors Trust, July 2002 to
Companies, a national real estate company, from 2001 to present;        present; Trustee, AmeriPrime Funds, since 1995;
Executive Vice President and Director of The Webb Companies from Trustee, CCMI
Funds since 2003. 1990 to 2000; Director, The Lexington Bank, from 1998 to present; Director, Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present.
-------------------------------------------------------------------- ------------------------------------------------------
----------------------------- -------------------------------------- ------------------------------- ----------------------
                                 Position(s) Held with the Fund Length of Time
Served Number of Portfolios
   Name, Age and Address                    Complex*                                                   in Fund Complex*
                                                                                                      Overseen by Trustee
----------------------------- -------------------------------------- ------------------------------- ----------------------
----------------------------- -------------------------------------- ------------------------------- ----------------------
Thomas G. Napurano            Treasurer and Chief Financial Officer   Since Inception of the Trust            N/A
2424 Harrodsburg Road
Lexington, KY  40503

Year of Birth:  1941
----------------------------- -------------------------------------- ------------------------------- ----------------------
-------------------------------------------------------------------- ------------------------------------------------------
             Principal Occupations During Past 5 Years                        Other Directorships Held by Trustee
-------------------------------------------------------------------- ------------------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------
Chief Financial Officer and Executive Vice President of Unified                               N/A
Financial Services, Inc., the parent company of the Trust's
administrator and distributor; member of the board of directors of
Unified Financial Services, Inc. from 1989 to March 2002; Chief
Financial Officer and Treasurer, AmeriPrime Advisors Trust and
AmeriPrime Funds (since October 2002), and CCMI Funds (since
August 2003).
-------------------------------------------------------------------- ------------------------------------------------------
------------------------------ ------------------------------------- ------------------------------ -----------------------
                                                                                                     Number of Portfolios
    Name, Age and Address         Position(s) Held with the Fund         Length of Time Served         in Fund Complex*
                                             Complex*                                                Overseen by Trustee
------------------------------ ------------------------------------- ------------------------------ -----------------------
------------------------------ ------------------------------------- ------------------------------ -----------------------
Carol Highsmith                             Secretary                Secretary since December 2003.           N/A
431 N. Pennsylvania St.                                              Assistant Secretary from
Indianapolis, IN 46204                                               December 2002 to December 2003.

Year of Birth:  1964
------------------------------ ------------------------------------- ------------------------------ -----------------------
-------------------------------------------------------------------- ------------------------------------------------------
             Principal Occupations During Past 5 Years                             Other Directorships Held
-------------------------------------------------------------------- ------------------------------------------------------
-------------------------------------------------------------------- ------------------------------------------------------
Vice President, Compliance of Unified Fund Services, Inc.                                    None
(November 1994 to present); Vice President and Asst. Secretary of
Lindbergh Funds; Asst. Secretary of AmeriPrime Advisors Trust and
AmeriPrime Funds (since October 2002), and CCMI Funds (since
August 2003).

-------------------------------------------------------------------- ------------------------------------------------------
  * The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
    Trust and the Trust.
 ** Mr.  Ashburn is an  "interested  person" of the Trust  because he is an officer of the Trust.  In  addition,  he may be deemed  to be an
    "interested person" of the Trust because he is a director of Unified
    Financial Securities, Inc., the distributor for the Fund.
*** Mr.  Tritschler may be deemed to be an "interested  person" of the Trust because he owns securities of Unified  Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The  following  table  provides   information   regarding   shares  of  the
Predecessor Fund and other portfolios of the Fund Complex owned by each Trustee as of October 31, 2003.

     ------------------------------- ----------------------------------- ------------------------------------------
                                        Dollar Range of Funds Shares      Aggregate Dollar Range of Shares of All
                Trustee                                                       Funds Within the Fund Complex*
     ------------------------------- ----------------------------------- ------------------------------------------
     ------------------------------- ----------------------------------- ------------------------------------------
     Gary E. Hippenstiel                            None                                   None
     ------------------------------- ----------------------------------- ------------------------------------------
     ------------------------------- ----------------------------------- ------------------------------------------
     Timothy L. Ashburn                             None                                   None
     ------------------------------- ----------------------------------- ------------------------------------------
     ------------------------------- ----------------------------------- ------------------------------------------
     Ronald Tritschler                              None                                   None
     ------------------------------- ----------------------------------- ------------------------------------------
     ------------------------------- ----------------------------------- ------------------------------------------
     Stephen Little                                 None                                   None
     ------------------------------- ----------------------------------- ------------------------------------------
     ------------------------------- ----------------------------------- ------------------------------------------
     Daniel Condon                                  None                                   None
     ------------------------------- ----------------------------------- ------------------------------------------
       * "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

     The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the fiscal year ended December 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust incurs its pro rata share of expenses based on the number of series in the Trust.

================================== ================== ======================= =================== ========================
                                       Aggregate      Pension or Retirement    Estimated Annual     Total Compensation
                                     Compensation      Benefits Accrued As      Benefits Upon       from Trust and Fund
      Independent Trustees            from Trust*     Part of Fund Expenses       Retirement              Complex
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Gary E. Hippenstiel, Trustee            $10,897                 $0                    $0                  $18,142
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Stephen A. Little, Trustee              $2,167                  $0                    $0                  $7,583
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Daniel Condon, Trustee                  $2,167                  $0                    $0                  $7,583
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
================================== ================== ======================= =================== ========================
                                       Aggregate      Pension or Retirement    Estimated Annual     Total Compensation
  Non-Independent Trustees and       Compensation      Benefits Accrued As      Benefits Upon       from Trust and Fund
            Officers                  from Trust*     Part of Fund Expenses       Retirement              Complex
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Timothy L. Ashburn, Trustee,              $0                    $0                    $0                    $0
President and Secretary
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Ronald C. Tritschler, Trustee           $2,139                  $0                    $0                  $6,417
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Thomas G. Napurano, CFO and               $0                    $0                    $0                    $0
Treasurer
---------------------------------- ------------------ ----------------------- ------------------- ------------------------
---------------------------------- ------------------ ----------------------- ------------------- ------------------------

Carol J. Highsmith, Assistant             $0                    $0                    $0                    $0
Secretary
================================== ================== ======================= =================== ========================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Funds under the Agreement. The following table describes the brokerage transactions directed to brokers during the fiscal year ended August 31, 2003 due to research services provided to the Advisor.

      ====================================== ======================================== =================================
                      Fund                           Amount of Transactions                Brokerage Commissions
      -------------------------------------- ---------------------------------------- ---------------------------------
      -------------------------------------- ---------------------------------------- ---------------------------------
      Equity Fund                                          $14,808,503                            $30,208
      -------------------------------------- ---------------------------------------- ---------------------------------
      -------------------------------------- ---------------------------------------- ---------------------------------
      Small Cap Growth Fund                                $50,722,057                            $217,414
      -------------------------------------- ---------------------------------------- ---------------------------------
      -------------------------------------- ---------------------------------------- ---------------------------------
      Bond Fund                                            $50,519,485                           $16,342.98
      ====================================== ======================================== =================================

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When a Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolios because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Advisor, taking into account such factors as the size of the individual orders and transaction costs, when the Advisor believes an adjustment is reasonable.

     The following table describes the brokerage commissions paid by the Funds for the last three fiscal periods.

    ============================== =========================== ========================== ===========================
                                       Fiscal Year Ended           Fiscal Year Ended         Fiscal Period Ended
                Fund                    August 31, 2001             August 31, 2002            August 31, 2003
    ------------------------------ --------------------------- -------------------------- ---------------------------
    ------------------------------ --------------------------- -------------------------- ---------------------------
    Equity Fund1                            $18,270                     $10,393                    $30,208
    ------------------------------ --------------------------- -------------------------- ---------------------------
    ------------------------------ --------------------------- -------------------------- ---------------------------
    Small Cap Growth Fund1                  $255,994                   $208,523                    $217,414
    ------------------------------ --------------------------- -------------------------- ---------------------------
    ------------------------------ --------------------------- -------------------------- ---------------------------
    Bond Fund2                              $12,322                     $9,444                        $0
    ============================== =========================== ========================== ===========================

         1 Commenced Operations October 1, 1999.
         2 Commenced Operations October 13, 1999.

     The Trust, the Advisor and the Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

PROXY VOTING POLICY

     The Advisor's proxy voting policies and procedures recognize that although "ordinary business matters" of a public company are primarily the responsibility of its management, subject to oversight by the board of directors, the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled,
especially   when  matters   could  have  a  substantial   economic   impact  on
shareholders. The Advisor's policy provides that it will pay particular attention to the following three factors in exercising its proxy voting responsibilities: (1) accountability of management to the board and of the board to shareholders; (2) alignment of management and shareholder interests; and (3) transparency and promotion of timely disclosure of information about a company's business operations and financial performance. In most instances, Advisor will vote in accordance with ISS Proxy Voting Guidelines. However, in the event a majority of Advisor's portfolio managers disagree with a particular ISS recommendation, it will utilize third-party vendor services to provide the necessary research to assist the Advisor in determining how to vote the proxy.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 800-441-6978 to request a copy from the Fund's Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn:
Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th , effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                  Net Assets          =  Net Asset Value Per Share
                  -----------------
                 Shares Outstanding

     An example of how the Funds calculated their net asset value per share as of the fiscal year ended August 31, 2003 is as follows:

StoneRidge Bond Fund                 StoneRidge Equity Fund                StoneRidge Small Cap Growth Fund

$23,007,377.44                       $8,006,668.64                         $33,175,569.42
-----------------  =  $10.24         ---------------  =  $5.38             ----------------  =  $5.07
    2245779.68                          1489576.39                             6537116.37

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2003, the Bond Fund had no capital loss carryforward. As of August 31, 2003, the Equity Fund had available for federal tax purposes an unused capital loss carryforward of $1,878,306, of which $1,752,889 expires in 2010 and $125,417 expires in 2011. The Equity Fund has elected to defer post-October capital losses of $585,215. As of August 31, 2003, the Small Cap Growth Fund had available for federal tax purposes an unused capital loss carryforward of $6,597,375, of which $803,625 expires in 2010 and $5,766,750 expires in 2011. The Small Cap Growth Fund has elected to defer post-October capital losses of $9,926,966.

INVESTMENT PERFORMANCE

     Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemptions." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2 [(a-b + 1)6 - 1]
                                         ---
                                         cd
         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Bond Fund's yield for the one month period ended August 31, 2003 was 2.83%.

     Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $1,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     The following table provides information regarding the Funds' performance (for the periods ended August 31, 2003).

=======================================================================================================================
                                                STONERIDGE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                             1 Year       Since Inception (10/01/99)
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                  15.95%                 -6.45%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return After Taxes on Distributions                     15.95%                 -8.13%
-----------------------------------------------------------------------------------------------------------------------
Average   Annual  Total  Return  After  Taxes  on   Distributions   and      7.52%                  -4.65%
Redemptions
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                           STONERIDGE SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                             1 Year       Since Inception (10/01/99)
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                  34.84%                 -2.46%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return After Taxes on Distributions                     34.84%                 -4.80%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return After Taxes on Distributions and                 18.95%                 -1.38%
Redemptions
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                 STONERIDGE BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                             1 Year       Since Inception (10/13/99)
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                                  6.22%                   6.28%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return After Taxes on Distributions                     4.47%                   4.04%
-----------------------------------------------------------------------------------------------------------------------
Average Annual Total Return After Taxes on Distributions and                 1.70%                   3.92%
Redemptions
=======================================================================================================================

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The  Funds  also  may  advertise  its  after-tax  performance  information.
After-tax   performance   information  is  calculated  on  pre-liquidation   and
post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1. Average Annual Total Return (After Taxes on Distributions):

         P(1+T)n = ATVd

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVd     =        ending value, after taxes on fund
                                    distribution but not after taxes on
                                    redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Funds have been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

         P(1+T)n = ATVdr

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVdr    =        ending value, after taxes on fund
                                    distributions and redemptions, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Funds have been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

STATUS AND TAXATION OF THE FUND

     The Funds were organized as series of a business trust, but intend to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that they actually will so qualify. If the Funds qualify as a RIC, their dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Funds do qualify as a RIC but (in a particular tax year) distribute less than ninety-eight percent (98%) of their ordinary income and their capital gain net income (as the Code defines each such term), the Funds are subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Funds do not qualify as a RIC, their income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Funds.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Funds must, among other requirements:

     o Derive at least ninety percent (90%) of their gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

     o Diversify their investments in securities within certain statutory limits; and

     o Distribute annually to their shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the Funds will have to include in their income each share of the original issue discount that accrues on the securities during the taxable year, even if the Funds receive no corresponding payment on the securities during the year. Because the Funds annually must distribute (a) ninety-eight percent (98%) of their ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of their investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Funds may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. Those distributions would be made from each Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds' investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Funds realize in connection with the hedge. The Funds' income from options, futures, and forward contracts, in each case derived with respect to their business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Funds' distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent. Timothy L. Ashburn, a Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1250 per Fund) for these transfer agency services.

     In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1667 per month for assets up to $50 million).

     Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

     The following tables describe the fund accounting and administrative fees paid by each Fund including the Predecessor Fund during the last three fiscal periods.


      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                     Equity Fund                    August 31, 2001          August 31, 2002         August 31, 2003
                     -----------                    ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $22,724                  $21,100                 $16,000
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $19,420                  $30,000                 $30,000
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Transfer Agency                                   $22,125                  $13,539                 $14,650
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                Small Cap Growth Fund               August 31, 2001          August 31, 2002         August 31, 2003
                ---------------------               ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $28,635                  $30,282                 $20,001
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $16,501                  $30,000                 $30,000
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Transfer Agency                                   $21,699                  $16,531                 $16,521
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
                      Bond Fund                    Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                                                    August 31, 2001          August 31, 2002         August 31, 2003
                                                    ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $26,267                  $30,033                 $20,000
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $15,579                  $30,000                 $30,000
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Transfer Agency                                   $20,028                  $17,494                 $15,883
      ------------------------------------------ ----------------------- ------------------------ -----------------------


ACCOUNTANTS

     The firm of McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending August 31, 2004. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust and an officer of the Trust are a director and officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to shareholders for the period ended August 31, 2003. The Trust will provide the Annual Report without charge upon written request or request by telephone.